SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2007

Boston Communications Group, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-28432	04-3026859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Middlesex Turnpike Bedford, MA	01730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 904-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Joseph Mullaney assuming the duties of Acting Chief Executive Officer, in addition to continuing to serve as Chief Financial Officer, the Company’s Board of Directors has approved quarterly payments to Mr. Mullaney consisting of $25,000 in cash, commencing with a payment on June 30, 2007. These payments are in addition to Mr. Mullaney’s annual base salary of $200,000, which was in effect prior to Mr. Mullaney assuming the additional duties of Acting Chief Executive Officer.

In addition, the Board of Directors approved a severance payment to William Wessman, the Company’s Executive Vice President and Chief Technology Officer, of $257,304, which is equal to one year’s salary, payable upon his resignation, which will be effective as of June 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2007	BOSTON COMMUNICATIONS GROUP, INC.

	By:	/s/ Joseph Mullaney
Joseph Mullaney Acting Chief Executive Officer and Chief Financial Officer